Exhibit 99.1

PRESS RELEASE – FOR IMMEDIATE RELEASE Hawthorn Bancshares, Inc. Completes Merger with FSC Bancshares, Inc.

JEFFERSON CITY, Mo., Sept. 4, 2026 /GLOBE NEWSWIRE/ -- Hawthorn Bancshares, Inc. (“Hawthorn”) (NASDAQ: HWBK), the Missouri-based holding company of Hawthorn Bank, today announced the completion of the merger of FSC Bancshares, Inc. (“FSC”) with and into Hawthorn, with Hawthorn continuing as the surviving corporation, and the merger of FSC’s wholly-owned banking subsidiary, Farmers State Bank, Cameron, Missouri, with and into Hawthorn Bank, with Hawthorn Bank continuing as the surviving bank. The mergers became effective on September 3, 2026.

“We welcome the Farmers State Bank team, customers and communities to Hawthorn. This partnership allows us to bring greater resources, expanded financial solutions, and enhanced capabilities to customers while preserving the relationship-based service and community focus that define both organizations,” said Brent Giles, Chief Executive Officer of Hawthorn.

The combined company now has total assets of approximately $2.2 billion. With the acquisition complete, Hawthorn Bank will initiate the integration of Farmers State Bank into its platform, with customer conversion anticipated to take place during the first quarter of 2027. In the meantime, Farmers State Bank customers will continue to receive service through their existing banking centers, website, and mobile app. Hawthorn Bank will provide detailed information to Farmers State Bank customers prior to the conversion.

Hawthorn Bank, headquartered in Jefferson City, Missouri, now operates twenty-seven banking locations across northern, central, western, and mid-Missouri, with one location in Kansas.

Raymond James & Associates, Inc. served as financial advisor to Hawthorn Bancshares, Inc., and Hunton Andrews Kurth LLP served as its legal counsel. Northland Capital Markets served as financial advisor to FSC Bancshares, Inc., and Stinson LLP served as its legal counsel. Olsen Palmer LLC rendered a fairness opinion to FSC.

About Hawthorn Bancshares, Inc. Hawthorn Bancshares, Inc. (NASDAQ: HWBK) is a financial holding company headquartered in Jefferson City, Missouri, and the parent company of Hawthorn Bank. Hawthorn Bank provides a broad range of commercial and consumer banking services, including deposit accounts, loans, treasury management services, and wealth services, to individuals and businesses across Missouri through its network of banking locations. Hawthorn is focused on delivering relationship-based community banking and supporting the financial needs of the communities it serves.

Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Statements
This communication contains, and future oral and written statements of Hawthorn Bancshares, Inc. (“HBI”) and Hawthorn Bank (“Hawthorn Bank” or the “Bank”) may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act. These forward-looking statements reflect HBI’s current views with respect to future events and HBI’s financial performance. Any statements about HBI’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. HBI cautions that the forward-looking statements in this presentation are based largely on HBI’s current expectations, estimates, forecasts and projections and management assumptions about the future performance of HBI, as well as the business and markets in which it does and is expected to operate. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of HBI or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties, assumptions and other factors, that are difficult to assess and are subject to change based on factors which are, in many instances, beyond the control of HBI and Hawthorn Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of HBI and Hawthorn Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the expected impact of the acquisition of FSC Bancshares, Inc. (“FBI”) and the combined entities’ operations, financial condition, and financial results; the businesses of HBI and FBI may not be combined successfully, or such combination may take longer to accomplish than expected; the cost savings from the acquisition may not be fully realized or may take longer to realize than expected; operating costs, customer loss and business disruption following the acquisition, including adverse effects on relationships with employees, may be greater than expected; the impact on HBI of a decline in general economic conditions that would adversely affect credit quality and loan originations, and any regulatory responses thereto; slower economic growth rates or potential recession in the United States and HBI’s market areas; uncertainty or perceived instability in the banking industry as a whole; increased competition for deposits in our market areas among traditional and nontraditional financial services companies, and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment or future reductions in interest rates and a resulting decline in net interest income; the persistent inflationary pressures in the United States and HBI’s market areas; the uncertain impacts of current and future monetary policies of the Board of Governors of the Federal Reserve System; changes in unemployment rates in the United States and HBI’s market areas; adverse changes in customer spending, borrowing and savings habits; elevated asset prices; declines in housing and commercial real estate values and prices; a deterioration of the credit rating for U.S. long-term sovereign debt or the impact of uncertain or changing political conditions, including federal government shutdowns and uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; severe weather, natural disasters, military conflicts (including the conflicts in the Middle East, the possible expansion of such conflicts and potential geopolitical and economic consequences), acts of terrorism, geopolitical instability, domestic civil unrest or other external events, including as a result of the policies of the current U.S. presidential administration or Congress; the impacts of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts and the resulting impact on HBI and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in

Exhibit 99.1
the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including digital assets, artificial intelligence and machine learning; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; our ability to recognize the expected benefits and synergies of our completed acquisitions; changes in accounting principles and standards, including those related to loan loss recognition under the current expected credit loss, or CECL, methodology; and changes in applicable laws, regulations or policies in the United States, including those affecting our business, operations, pricing, products or services. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which HBI is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results. Due to these and other possible uncertainties and risks, HBI can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward- looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which HBI’s business and future financial performance are subject is contained in HBI’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of such documents, and other documents HBI files or furnishes with the SEC from time to time. Further, any forward-looking statement speaks only as of the date on which it is made and HBI undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.